J.P. MORGAN SERIES TRUST II

JPMorgan Bond Portfolio
JPMorgan International Equity Portfolio
JPMorgan Mid Cap Value Portfolio
JPMorgan Small Company Portfolio
JPMorgan U.S. Large Cap Core Equity Portfolio

Supplement dated November 18, 2008
to the Prospectuses dated May 1, 2008

On November 10, 2008, the Board of Trustees of J.P. Morgan Series Trust II (the “Trust”) approved, subject to shareholder approval, the merger of each of the Trust’s series (each, a “Portfolio”) into compatible series of JPMorgan Insurance Trust, another JPMorgan trust offering funds to various insurance companies as investment options for variable annuity contracts and variable life insurance policies. These individual fund mergers had been recommended by the Portfolios’ adviser, J.P. Morgan Investment Management Inc. (“JPMIM”), in an effort to streamline the operations and product offerings of the affected Portfolios and to take advantage of the potential economies of scale that may result. After determining that (1) each of the proposed mergers would be in the best interests of each of the Portfolios and its shareholders and (2) each of the proposed mergers would not result in the dilution of the interests of the Portfolios or their shareholders, the Trust’s Board of Trustees approved the following merger transactions:

ACQUIRED PORTFOLIOS		ACQUIRING PORTFOLIOS
JPMorgan Bond Portfolio	merges with and into	JPMorgan Insurance Trust Core Bond Portfolio
JPMorgan International Equity Portfolio	merges with and into	JPMorgan Insurance Trust International Equity Portfolio
JPMorgan Mid Cap Value Portfolio	merges with and into	JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio
JPMorgan Small Company Portfolio	merges with and into	JPMorgan Insurance Trust Small Cap Equity Portfolio
JPMorgan U.S. Large Cap Core Equity Portfolio	merges with and into	JPMorgan Insurance Trust Diversified Equity Portfolio

JPMIM, JPMorgan Investment Advisors Inc., the investment adviser to certain Acquiring Portfolios, as applicable, and JPMorgan Funds Management Inc., the administrator for the Portfolios and the Acquiring Portfolios, have agreed to waive or reduce their fees or reimburse the expenses of the Acquiring Portfolios, as needed, to ensure that the Net Expense level for each Acquiring Portfolio after the merger is at least equal to the Net Expense level currently in effect, if not lower. These waivers or reimbursements will continue in effect until April 30, 2010.

Completion of the mergers is subject to a number of conditions, including approval by the shareholders of each Acquired Portfolio. No merger is contingent upon the approval of any other merger. It is expected that this approval will be sought at a shareholder meeting expected to be held on or about April 1, 2009. If you own a variable insurance contract as of the record date for the shareholder meeting, you and your insurance company will receive (i) a Prospectus/Proxy Statement describing in detail the proposed merger and summarizing the Board’s considerations in recommending that shareholders approve the reorganization and (ii) a voting instructions card and instructions on how to submit your voting instructions to your insurance company. Your insurance company, as shareholder, will vote the shares corresponding to your investment (likely by executing a proxy card) in accordance with your voting instructions. If your insurance company does not receive your voting instructions, it will vote your shares in the same proportion as it votes those shares for which it has received voting instructions from other variable contract owners.

SUP-STII-MER-1108

In the case of each merger listed above, if the merger is approved by the shareholders of the Acquired Portfolio, each Acquired Portfolio will receive a number of shares of the respective Acquiring Portfolio equal in value to the value of the net assets of each Acquired Portfolio being transferred. Following the transfer, each shareholder of the Acquired Portfolio will receive a number of shares of the respective Acquiring Portfolio equal in value to the value of that shareholder’s Acquired Portfolio shares. With respect to the mergers affecting the JPMorgan International Equity Portfolio, JPMorgan Mid Cap Value Portfolio and JPMorgan Small Company Portfolio, it is anticipated that each of these Portfolios will be the accounting and performance survivor after the merger. Each of the mergers listed above, if approved by shareholders, is expected to close on April 24, 2009 or on another date as the parties to each transaction shall agree.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE